EXHIBIT E

                          [FORM OF] SUBSIDIARY GUARANTY


                  This GUARANTY is entered into as of February 1, 2001 by the undersigned (each a "GUARANTOR", and together with any future Subsidiaries executing this Guaranty, being collectively referred to herein as the "GUARANTORS") in favor of and for the benefit of Bank of America, N.A., as Administrative Agent for and representative of (in such capacity herein called the "GUARANTIED PARTY") the several financial institutions (the "LENDERS") from time to time party to the Credit Agreement referred to below and any Hedge Bank, and for the benefit of the other Beneficiaries (as hereinafter defined).

                             PRELIMINARY STATEMENTS

         A. Levi Strauss & Co., a Delaware corporation (the "BORROWER"), has entered into that certain Credit Agreement, dated as of February 1, 2001, with the Lenders, the several financial institutions party thereto as Co-Lead Arrangers and Joint Book Managers, the financial institution party thereto as Syndication Agent, the financial institution party thereto as Documentation Agent, and Guarantied Party, as Administrative Agent for the Lenders (said Credit Agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT"; the terms defined therein being used herein as therein defined).

         B. The Borrower and Levi Strauss & Co. Financial Services, S.A., a Belgian corporation, or any successor thereto ("FINSERV"), may from time to time enter, or may from time to time have entered, into one or more Hedge Bank Hedge Agreements in accordance with the terms of the Credit Agreement, and it is desired that the obligations of the Borrower and FinServ under the Hedge Bank Hedge Agreements, including, without limitation, the obligation of the Borrower and FinServ to make payments thereunder in the event of early termination or close out thereof, together with all obligations of the Borrower under the Credit Agreement and the other Loan Documents, be guarantied hereunder until the payment in full of all Obligations under the Credit Agreement and the other Loan Documents (other than the Hedge Bank Hedge Agreements), the cancellation or expiration of all Letters of Credit and the termination of the Commitments.

         C. The Guarantied Party, the Lenders, and each Hedge Bank for which the Guarantied Party has received the notice required by Section 17(c) hereof are sometimes referred to herein as "BENEFICIARIES".

         D. A portion of the proceeds of the Advances may be advanced to the Guarantors, and thus the Guarantied Obligations (as hereinafter defined) are being incurred for and will inure to the benefit of the Guarantors (which benefits are hereby acknowledged).

         E. It is a condition precedent to the initial extensions of credit by the Lenders under the Credit Agreement that the Borrower's obligations thereunder be guarantied by the Guarantors.

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         F.       The Guarantors are willing irrevocably and unconditionally to guaranty such obligations of the Borrower.

                  NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders and the Guarantied Party to enter into the Credit Agreement and to induce Hedge Banks to enter into the Hedge Bank Hedge Agreements, the Guarantors hereby agree as follows:

         1.       Guaranty.  (a) In order to induce  the  Lenders  to extend
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credit to the Borrower  pursuant to the Credit  Agreement and the entry by Hedge
Banks into the Hedge Bank Hedge Agreements, the Guarantors jointly and severally irrevocably and unconditionally guaranty, as primary obligors and not merely as sureties, the due and punctual payment in full of all Guarantied Obligations (as hereinafter defined) when the same shall become due, whether at stated maturity, by acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a)). The term "GUARANTIED OBLIGATIONS" is used herein in its most comprehensive sense and includes any and all Obligations of the Borrower and all obligations of the Borrower and FinServ under Hedge Bank Hedge Agreements, now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, whether due or not due, and however arising under or in connection with the Credit Agreement, the Hedge Bank Hedge Agreements, this Guaranty and the other Loan Documents, including those arising under successive borrowing transactions under the Credit Agreement which shall either continue the Obligations of the Borrower or from time to time renew them after they have been satisfied; PROVIDED, HOWEVER, that obligations arising under or in connection with the Hedge Bank Hedge Agreements shall be Guarantied Obligations only until the payment in full of all Obligations under the Credit Agreement and the other Loan Documents (other than the Hedge Bank Hedge Agreements), the cancellation or expiration of all Letters of Credit and the termination of the Commitments.

                  Each Guarantor acknowledges that a portion of the Advances may be advanced to it, that Letters of Credit may be issued for the benefit of its business and that the Guarantied Obligations are being incurred for and will inure to its benefit.

                  Any interest on any portion of the Guarantied Obligations that accrues after the commencement of any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of the Borrower or FinServ (or, if interest on any portion of the Guarantied Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Guarantied Obligations if said proceeding had not been commenced) shall be included in the Guarantied Obligations because it is the intention of each Guarantor and the Guarantied Party that the Guarantied Obligations should be determined without regard to any rule of law or order that may relieve the Borrower or FinServ of any portion of such Guarantied Obligations.

                  In the event that all or any portion of the Guarantied Obligations is paid, the obligations of each Guarantor hereunder shall continue and remain in

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full  force and effect or be  reinstated,  as the case may be, in the event that all or any part of such payment(s) is rescinded or recovered directly or indirectly from the Guarantied Party or any other Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments that are so rescinded or recovered shall constitute Guarantied Obligations.

                  Subject to the other provisions of this Section 1, upon the failure of the Borrower or FinServ to pay any of the Guarantied Obligations when and as the same shall become due, each Guarantor will upon demand pay, or cause to be paid, in cash, to the Guarantied Party for the ratable benefit of Beneficiaries, an amount equal to the aggregate of the unpaid Guarantied Obligations.

                  (b) Anything contained in this Guaranty to the contrary notwithstanding, the obligations of each Guarantor under this Guaranty shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "FRAUDULENT TRANSFER LAWS"), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor (i) in respect of intercompany indebtedness to the Borrower or other affiliates of the Borrower to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder and
(ii) under any guaranty which contains a limitation as to maximum amount similar to that set forth in this Section 1(b), pursuant to which the liability of such Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of such Guarantor pursuant to applicable law or pursuant to the terms of any agreement.

                  (c) Each Guarantor under this Guaranty, and each guarantor under other guaranties, if any, relating to the Credit Agreement (the "RELATED GUARANTIES") that contain a contribution provision similar to that set forth in this Section 1(c), together desire to allocate among themselves (collectively, the "CONTRIBUTING GUARANTORS"), in a fair and equitable manner, their obligations arising under this Guaranty and the Related Guaranties. Accordingly, in the event any payment or distribution is made on any date by a Guarantor under this Guaranty or a guarantor under a Related Guaranty, each such Guarantor or such other guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in the maximum amount permitted by law so as to maximize the aggregate amount of the Guarantied Obligations paid to Beneficiaries.

                  2. Guaranty Absolute;  Continuing Guaranty. The obligations of
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each   Guarantor   hereunder  are   irrevocable,   absolute,   independent   and
unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guarantied Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees that: (a) this Guaranty is a guaranty of payment when due and not of collectibility; (b) the Guarantied Party may enforce this Guaranty upon the occurrence of an Event of Default under the Credit Agreement notwithstanding the existence of any dispute between the Borrower or FinServ and any

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Beneficiary  with respect to the existence of such event; (c) the obligations of each Guarantor hereunder are independent of the obligations of the Borrower under the Loan Documents or of the Borrower and FinServ under the Hedge Bank Hedge Agreements and the obligations of any other Guarantor and a separate action or actions may be brought and prosecuted against each Guarantor whether or not any action is brought against the Borrower, FinServ or any of such other Guarantors and whether or not the Borrower or FinServ is joined in any such action or actions; and (d) a payment of a portion, but not all, of the Guarantied Obligations by one or more Guarantors shall in no way limit, affect, modify or abridge the liability of such or any other Guarantor for any portion of the Guarantied Obligations that has not been paid. This Guaranty is a continuing guaranty and shall be binding upon each Guarantor and its successors and assigns, and each Guarantor irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guarantied Obligations.

                  3. Actions by Beneficiaries.  Any Beneficiary may from time to
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time,   without  notice  or  demand  and  without   affecting  the  validity  or
enforceability of this Guaranty or giving rise to any limitation, impairment or discharge of any Guarantor's liability hereunder, (a) renew, extend, accelerate or otherwise change the time, place, manner or terms of payment of the Guarantied Obligations, (b) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guarantied Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations, (c) request and accept other guaranties of the Guarantied Obligations and take and hold security for the payment of this Guaranty or the Guarantied Obligations, (d) release, exchange, compromise, subordinate or modify, with or without consideration, any security for payment of the Guarantied Obligations, any other guaranties of the Guarantied Obligations, or any other obligation of any Person with respect to the Guarantied Obligations, (e) enforce and apply any security now or hereafter held by or for the benefit of any Beneficiary in respect of this Guaranty or the Guarantied Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that Guarantied Party or the other Beneficiaries, or any of them, may have against any such security, as Guarantied Party in its discretion may determine consistent with the Credit Agreement, the Hedge Bank Hedge Agreements and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and (f) exercise any other rights available to the Guarantied Party or the other Beneficiaries, or any of them, under the Loan Documents or the Hedge Bank Hedge Agreements.

                  4. No  Discharge.  This  Guaranty and the  obligations  of the
                     -------------
Guarantors hereunder shall be valid and enforceable and shall not be subject to any limitation, impairment or discharge for any reason (other than payment in full of the Guarantied Obligations), including, without limitation, the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them: (a) any failure to assert or enforce or agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to the Guarantied Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guarantied Obligations, (b) any waiver or modification of, or any consent to departure from, any of the terms or provisions of the Credit Agreement, any of the other Loan Documents, the Hedge Bank Hedge Agreements or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the

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Guarantied  Obligations,  (c)  the  Guarantied  Obligations,  or  any  agreement
relating  thereto,   at  any  time  being  found  to  be  illegal,   invalid  or
unenforceable in any respect, (d) the application of payments received from any source to the payment of indebtedness other than the Guarantied Obligations, even though Guarantied Party or the other Beneficiaries, or any of them, might have elected to apply such payment to any part or all of the Guarantied Obligations, (e) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guarantied Obligations, (f) any defenses, set-offs or counterclaims which the Borrower or FinServ may assert against the Guarantied Party or any Beneficiary in respect of the Guarantied Obligations, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury, and (g) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of a Guarantor as an obligor in respect of the Guarantied Obligations.

                  5.  Waivers.   Each  Guarantor  waives,  for  the  benefit  of
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Beneficiaries:  (a) any  right to  require  the  Guarantied  Party or the  other
Beneficiaries,  as a condition of payment or performance by such  Guarantor,  to
(i) proceed against the Borrower or FinServ, any other guarantor (including any other Guarantor) of the Guarantied Obligations or any other Person, (ii) proceed against or exhaust any security held from the Borrower or FinServ, any other guarantor of the Guarantied Obligations or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of any Beneficiary in favor of the Borrower, FinServ or any other Person, or (iv) pursue any other remedy in the power of any Beneficiary; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of the Borrower or FinServ including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Guarantied Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of the Borrower or FinServ from any cause other than payment in full of the Guarantied Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon the Guarantied Party's or any other Beneficiary's errors or omissions in the administration of the Guarantied Obligations, except behavior that amounts to gross negligence or willful misconduct; (e) (i) any principles or provisions of law, statutory or otherwise, that are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of such Guarantor's obligations hereunder, (ii) the benefit of any statute of limitations affecting such Guarantor's liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any Beneficiary protect, secure, perfect or insure any Lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default under the Credit Agreement, notices of default, close out or early termination under any Hedge Bank Hedge Agreement or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guarantied Obligations or any agreement related thereto, notices of any extension of credit to the Borrower or FinServ and notices of any of the matters referred to in Sections 3 and 4 hereof and any right to consent to any thereof; and (g) to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty.

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                  As used in this  paragraph,  any reference to "the  principal"
includes the Borrower and FinServ, and any reference to "the creditor" includes the Guarantied Party and each other Beneficiary. In accordance with Section 2856 of the California Civil Code (a) each Guarantor waives any and all rights and defenses available to it by reason of Sections 2787 to 2855, inclusive, 2899 and 3433 of the California Civil Code, including, without limitation, any and all rights or defenses such Guarantor may have by reason of protection afforded to the principal with respect to any of the Guarantied Obligations, or to any other guarantor of any of the Guarantied Obligations with respect to any of such guarantor's obligations under its guaranty, in either case pursuant to the antideficiency or other laws of the State of California limiting or discharging the principal's indebtedness or such guarantor's obligations, including, without limitation, Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure; and (b) each Guarantor waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a Guarantied
Obligation,   has  destroyed  such   Guarantor's   rights  of  subrogation   and
reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise; and even though that election of remedies by the creditor, such as nonjudicial foreclosure with respect to security for an obligation of any other guarantor of any of the Guarantied Obligations, has destroyed such Guarantor's rights of contribution against such other guarantor. No other provision of this Guaranty shall be construed as limiting the generality of any of the covenants and waivers set forth in this paragraph. As provided below, this Guaranty shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of New York, without regard to conflicts of laws principles. This paragraph is included solely out of an abundance of caution, and shall not be construed to mean that any of the above-referenced provisions of California law are in any way applicable to this Guaranty or to any of the Guarantied Obligations.

                  6.  Guarantors'  Rights of  Subrogation,  Contribution,  Etc.;
                      ----------------------------------------------------------
Subordination of Other Obligations.  Until the Guarantied Obligations shall have
----------------------------------
been paid in full, the Commitments shall have terminated and all Letters of Credit shall have expired or been cancelled, no Guarantor shall exercise any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against the Borrower, FinServ or their respective assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute (including, without limitation, under California Civil Code Section 2847, 2848 or 2849), under common law or otherwise and including, without limitation, (a) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against the Borrower or FinServ, (b) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against the Borrower or FinServ, and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary. Each Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against the Borrower or FinServ or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights the Guarantied Party or the other Beneficiaries may have against the Borrower or FinServ, to all right, title and interest the Guarantied Party or the other

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Beneficiaries may have in any such collateral or security,  and to any right the
Guarantied Party or the other Beneficiaries may have against such other guarantor.

                  Any indebtedness of the Borrower or FinServ now or hereafter held by any Guarantor is subordinated in right of payment to the Guarantied Obligations, and any such indebtedness of the Borrower or FinServ to a Guarantor collected or received by such Guarantor after an Event of Default has occurred and is continuing, and any amount paid to a Guarantor on account of any subrogation, reimbursement, indemnification or contribution rights referred to in the preceding paragraph when all Guarantied Obligations have not been paid in full, shall be held in trust for the Guarantied Party on behalf of Beneficiaries and shall forthwith be paid over to the Guarantied Party for the benefit of Beneficiaries to be credited and applied against the Guarantied Obligations.

                  7.  Expenses.  The Guarantors  jointly and severally  agree to
                      --------
pay, or cause to be paid, on demand, and to save the Guarantied Party and the other Beneficiaries harmless against liability for, any and all costs and expenses (including reasonable fees and disbursements of counsel) incurred or expended by the Guarantied Party or any other Beneficiary in connection with the enforcement of or preservation of any rights under this Guaranty.

                  8.  Financial   Condition  of  the  Borrower  or  FinServ.  No
                      -----------------------------------------------------
Beneficiary shall have any obligation, and each Guarantor waives any duty on the part of any Beneficiary, to disclose or discuss with such Guarantor its assessment, or such Guarantor's assessment, of the financial condition of the Borrower or FinServ or any matter or fact relating to the business, operations or condition of the Borrower or FinServ. Each Guarantor has adequate means to obtain information from the Borrower or FinServ on a continuing basis concerning the financial condition of the Borrower or FinServ and its ability to perform its obligations under the Loan Documents and the Hedge Bank Hedge Agreement, as the case may be, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of the Borrower or FinServ and of all circumstances bearing upon the risk of nonpayment of the Guarantied Obligations.

                  9.  Representations and Warranties.  Each Guarantor makes, for
                      ------------------------------
the benefit of Beneficiaries, each of the representations and warranties made in the Credit Agreement by the Borrower as to such Guarantor, its assets, financial condition, operations, organization, legal status, business and the Loan Documents to which it is a party.

                  10. Covenants. Each Guarantor agrees that, so long as any part
                      ---------
of the Guarantied Obligations shall remain unpaid, any Letter of Credit shall be outstanding and any Lender shall have any Commitment, such Guarantor will, unless Required Lenders shall otherwise consent in writing, perform or observe, and cause its Subsidiaries to perform or observe, all of the terms, covenants and agreements that the Loan Documents state that the Borrower is to cause a Guarantor and such Subsidiaries to perform or observe.


                  11. Set Off. In addition to any other  rights any  Beneficiary
                      -------
may have under law or in equity, if any amount shall at any time be due and owing by a Guarantor to any Beneficiary under this Guaranty, such Beneficiary is authorized at any time or from time to time, without notice (any such notice being expressly waived), to set off and to appropriate and to

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apply any and all  deposits  (general or special,  including  but not limited to indebtedness evidence by certificates of deposit, whether matured or unmatured) and any other indebtedness of such Beneficiary owing to a Guarantor and any other property of such Guarantor held by a Beneficiary to or for the credit or the account of such Guarantor against and on account of the Guarantied
Obligations and liabilities of such Guarantor to any Beneficiary under this Guaranty.

                  12.  Discharge of Guaranty Upon Sale of  Guarantor.  If all of
                       ---------------------------------------------
the stock of a Guarantor or any of its successors in interest under this Guaranty shall be sold or otherwise disposed of (including by merger or consolidation) in a sale not prohibited by the Credit Agreement or otherwise consented to by Required Lenders, the obligations of such Guarantor or such successor in interest, as the case may be, hereunder shall automatically be discharged and released without any further action by any Beneficiary or any other Person effective as of the time of such sale; provided that, if the sale of such stock constitutes a disposition of assets as a condition precedent to such discharge and release, the Guarantied Party shall have received evidence satisfactory to it that arrangements satisfactory to it have been made for delivery to the Guarantied Party of the Net Cash Proceeds (if any) as required by the Credit Agreement.

                  13.  Amendments  and  Waivers.  No  amendment,   modification,
                       ------------------------
termination or waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor therefrom, shall in any event be effective without the written concurrence of the Guarantied Party and, in the case of any such amendment or modification, the Guarantors. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

                  14.      Miscellaneous.  It is not necessary for Beneficiaries
                           -------------
to inquire into the capacity or powers of any Guarantor, the Borrower or FinServ or the officers, directors or any agents acting or purporting to act on behalf of any of them.

                  The rights, powers and remedies given to Beneficiaries by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to Beneficiaries by virtue of any statute or rule of law or in any of the Loan Documents or Hedge Bank Hedge Agreement or any agreement between one or more Guarantors and one or more Beneficiaries or between the Borrower or FinServ and one or more Beneficiaries. Any forbearance or failure to exercise, and any delay by any Beneficiary in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

                  In case any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW.

                  This Guaranty shall inure to the benefit of Beneficiaries and their respective successors and assigns.

                  Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty or any of the other Loan Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the fullest extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guaranty or any of the other Loan Documents in the courts of any jurisdiction.

                  Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty or any of the other Loan Documents to which it is a party in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  Each of the parties hereto irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to the Guaranty or the actions of any Agent, any Lender Party or any Hedge Bank in the negotiation, administration, performance or enforcement thereof.

                  15. Additional Guarantors.  The initial Guarantor(s) hereunder
                      ---------------------
shall be such of the Material Domestic Subsidiaries of the Borrower as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, Subsidiaries of the Borrower may become parties hereto, as additional Guarantors (each an "ADDITIONAL GUARANTOR"), by executing a counterpart, a form of which is attached as Exhibit A, of this Guaranty. Upon delivery of any such
                        ---------
counterpart to the Guarantied Party, notice of which is hereby waived by the Guarantors, each such Additional Guarantor shall be a Guarantor and shall be as fully a party hereto as if such Additional Guarantor were an original signatory hereof. Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder, nor by any election of the Guarantied Party not to cause any Subsidiary of the Borrower to become an Additional Guarantor hereunder. This Guaranty shall be fully effective as to any Guarantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Guarantor hereunder.

                  16. Counterparts; Effectiveness. This Guaranty may be executed
                      ---------------------------
in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Guaranty shall become effective as to each Guarantor upon the execution of a counterpart hereof by such Guarantor (whether or not a counterpart hereof shall have been executed by any other Guarantor) and receipt by the Guarantied Party of written or telephonic notification of such execution and authorization of delivery thereof. Delivery by telecopier of an executed counterpart of a signature page to this Guaranty shall be effective as delivery of an original executed counterpart of this Guaranty.

                  17.      The Guarantied Party as Agent.
                           -----------------------------

                  (a) The Guarantied Party has been appointed to act as the Guarantied Party hereunder by the Lenders. The Guarantied Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action, solely in accordance with this Guaranty and the Credit Agreement.

                  (b) The Guarantied Party shall at all times be the same Person that is the Administrative Agent under the Credit Agreement. Written notice of resignation by the Administrative Agent pursuant to Section 7.07 of the Credit Agreement shall also constitute notice of resignation as the Guarantied Party under this Guaranty; and appointment of a successor administrative agent pursuant to Section 7.07 of the Credit Agreement shall also constitute appointment of a successor Guarantied Party under this Guaranty. Upon the acceptance of any appointment as administrative agent under Section 7.07 of the Credit Agreement by a successor administrative agent, that successor administrative agent shall thereupon succeed to become vested with all the rights, powers, privileges and duties of the retiring Guarantied Party under this Guaranty, and the retiring Guarantied Party under this Guaranty shall promptly (i) transfer to such successor Guarantied Party all sums held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Guarantied Party under this Guaranty, and (ii) take such other actions as may be necessary or appropriate in connection with the assignment to such successor Guarantied Party of the rights created hereunder, whereupon such retiring Guarantied Party shall be discharged from its duties and obligations under this Guaranty. After any retiring Guarantied Party's resignation hereunder as the Guarantied Party, the provisions of this Guaranty shall inure to its benefits as to any actions taken or omitted to be taken by it under this Guaranty while it was the Guarantied Party hereunder.

                  (c) The Guarantied Party shall not be deemed to have any duty whatsoever with respect to any Hedge Bank until it shall have received written notice in form and substance satisfactory to the Guarantied Party from the Borrower, a Guarantor or the Hedge Bank as to the existence and terms of the applicable Hedge Bank Hedge Agreement.


             [The remainder of this page intentionally left blank.]

                  IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                                           BATTERY STREET ENTERPRISES, INC.

                                           By:
                                              --------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------


                                           Address: --------------------------
                                                    --------------------------
                                                    --------------------------



                                           LEVI STRAUSS FINANCIAL CENTER
                                           CORPORATION

                                           By:
                                              --------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------


                                           Address: --------------------------
                                                    --------------------------
                                                    --------------------------



                                           LEVI STRAUSS FUNDING, LLC

                                           By:
                                              --------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------

                                           Address: --------------------------
                                                    --------------------------
                                                    --------------------------



                                           LEVI STRAUSS GLOBAL FULFILLMENT
                                           SERVICES, INC.

                                           By:
                                              --------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------

                                           Address: --------------------------
                                                    --------------------------
                                                    --------------------------

                                           LEVI STRAUSS GLOBAL
                                           OPERATIONS, INC.

                                           By:
                                              --------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------

                                           Address: --------------------------
                                                    --------------------------
                                                    --------------------------



                                           LEVI STRAUSS INTERNATIONAL

                                           By:
                                              --------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------

                                           Address: --------------------------
                                                    --------------------------
                                                    --------------------------



                                           LEVI STRAUSS LATIN AMERICA, INC.

                                           By:
                                              --------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------

                                           Address: --------------------------
                                                    --------------------------
                                                    --------------------------

                                           LEVI'S ONLY STORES, INC.

                                           By:
                                              --------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------

                                           Address: --------------------------
                                                    --------------------------
                                                    --------------------------



                                           NF INDUSTRIES, INC.

                                           By:
                                              --------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------

                                           Address: --------------------------
                                                    --------------------------
                                                    --------------------------



ACKNOWLEDGED AND FOR PURPOSES
OF THE WAIVER OF JURY TRIAL SET
FORTH IN SECTION 14 ONLY, AGREED
AS OF THE DATE FIRST WRITTEN ABOVE
Bank of America, N.A., as Administrative Agent

By:_____________________________
Title: ___________________________

                                  Exhibit A to

                               Subsidiary Guaranty

                 [Form of] Counterpart for Additional Guarantors


                  This COUNTERPART (this "COUNTERPART"), dated _______, _____, is delivered pursuant to Section 15 of the Guaranty referred to below. The undersigned hereby agrees that this Counterpart may be attached to the Guaranty, dated as of January __, 2001 (as it may be from time to time amended, amended and restated, supplemented or otherwise modified, the "GUARANTY"; the terms defined therein being used herein as therein defined), among the Guarantors named therein and Bank of America, N.A., as the Guarantied Party. The undersigned, by executing and delivering this Counterpart, hereby becomes an Additional Guarantor under the Guaranty in accordance with Section 15 thereof and agrees to be bound by all of the terms thereof.

                  IN  WITNESS   WHEREOF,   the   undersigned   has  caused  this
Counterpart to be duly executed and delivered by its officer thereunto duly authorized as of ______________, ____.

                                           [NAME OF ADDITIONAL GUARANTOR]

                                           By:
                                              --------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------

                                           Address: --------------------------
                                                    --------------------------
                                                    --------------------------





                                      E-1